                                                                 Exhibit 10(x)

                               Amended & Restated







                              [CO-STEEL INC. LOGO]




                                 CO-STEEL INC.

                               STOCK OPTION PLAN

                                 CO-STEEL INC.

                               STOCK OPTION PLAN

                     AMENDED AND RESTATED DECEMBER 6, 1996

1.   Purpose

     The purpose of the stock option plan (the "Plan") is to advance the interests of Co-Steel Inc. (the "Corporation") and its shareholders by attracting and retaining highly qualified employees, by providing key employees of the Corporation, its subsidiaries and Gallatin Steel Company, the Corporation's joint venture, with a performance incentive for continued and improved service with the Corporation, the subsidiary or joint venture, as the case may be, and by enhancing such employees contribution to increased profits by encouraging capital accumulation and share ownership.

2.   Shares Subject to the Plan

     The Shares subject to the Plan shall be Common Shares (the "Shares") of the Corporation. The Shares for which options (the "Options") are granted shall be authorized but unissued Shares. The maximum aggregate number of Shares which may be issued under the Plan is limited to 3,041,335 Shares, subject to increase or decrease by reason of amalgamations, rights offerings, reclassification, consolidations or subdivisions, as provided in Section 14 hereof, of which an aggregate of 200,000 Shares may be issued to non-executive directors.

3.   Administration of the Plan

     The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or any Committee of the Board as may be designated by the Board (the "Administrators"). The Administrators shall have the power and authority to:

     (a)  adopt rules and regulations for implementing the Plan:

     (b) determine the eligibility of persons to participate in the Plan, when Options to eligible persons shall be granted, the number of Shares subject to each Option and, subject to section 11 hereof, the vesting period for each Option;

     (c)  interpret and construe the provisions of the Plan;

     (d) subject to regulatory requirements, make exceptions to the Plan in circumstances which they determine to be exceptional;

     (e) delegate any or all of their power and authority under (a), (b), (c) and (d) above to such persons or groups of persons on such terms and on such conditions as the Administrators may in their discretion determine, and, without limiting the generality of the foregoing, such delegation(s) may be with respect to those aspects of the Plan relating to key employees in the direct operations of the Corporation, its divisions or its subsidiaries; and

     (f) take such other steps as they determine to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the ability to make such decision, approval or determination pursuant to (e) above shall be deemed to be a decision, approval or determination, as the case may be, of the Administrators.

4.   Eligible Persons

     Such full-time key employees of the Corporation, its subsidiaries or Gallatin Steel, a joint venture of the Corporation, as are designated by the Administrators and the non-executive directors of the Corporation shall be entitled to participate in the Plan (the "Participants").

5.   Fair Market Value

     The fair market value of the Shares subject to an Option ("Fair Market Value") shall be the closing price of the Shares on The Toronto Stock Exchange on the last trading day on which the Shares traded prior to the date on which an Option is granted provided that if no Shares traded in the five trading days prior to the date on which an Option is granted, the Fair Market Value shall be the average of the closing bid and ask prices on the last trading day prior to the date on which an Option is granted.

6.   Agreement

     All Options granted hereunder shall be evidenced by an agreement between the Corporation and the Participant substantially in the form of Schedule 1.

7.   Grant of Options

     Subject to Sections 2 and 8, the Administrators may, from time to time, grant Options to Participants to purchase that number of Shares that the Administrators, in their absolute discretion, determine.

8.   Limit on Shares Subject to Option

     No Participant shall at any time hold Options entitling him or her to acquire more than 2% of the aggregate number of Shares of the Corporation, on a non-diluted basis, outstanding from time to time.

9.   Exercise Price

     The exercise price per Share shall be the Fair Market Value.

10.  Term of Option

     No option shall be exercisable after 10 years from the date on which it is granted.

11.  Shares available for Purchase

     Subject to Section 15, the Shares subject to each Option shall become available for purchase by the Participant in such amounts and at such times as determined by the Administrators when the Option is granted.

12.  Option Confirmation

     Upon the grant of each Option, a stock option confirmation, substantially in the form of Schedule 2, shall be delivered by the Administrators to the Participant.

13.  Exercise of Option

     An Option may be exercised at any time, or from time to time, during its term as to any number of whole Shares which are then available for purchase; provided that no partial exercise may be for less than 10 whole Shares. A Participant electing to exercise an Option shall give written notice of the election to the Administrators, substantially in the form of Schedule 3, or in any other form acceptable to the Administrators. The aggregate amount to be paid for the Shares to be acquired pursuant to the exercise of an Option and the exercise price per Share shall accompany the written notice.

     Upon actual receipt by the Administrators of written notice and a cheque for the exercise price, the person exercising the Option shall be registered on the books of the Corporation as the holder of the appropriate number of Shares. No person shall enjoy any part the rights or privileges of a holder of Shares subject to Options until that person becomes the holder of record of those Shares.

14.  Adjustment to Options

     Appropriate adjustments a regards Options granted or to be granted, in the number of Shares which are available for purchase and in the purchase price for such Shares under the Plan shall be made by the Administrators to give effect to the number of Shares of the Corporation resulting from rights offering or subdivisions, consolidations or reclassifications of the Shares, the payment of stock dividends by the Corporation (other than dividends in the ordinary course) or other relevant charges in the capital stock of the Corporation.

15.  Termination of Employment

       In the event of voluntary or involuntary termination, retirement, leaving of employment because of disability, or the death of a Participant (the "Event"), the Option granted to such Participant may be exercised only before the earlier of,

     (a)  the termination of the Option; and

     (b)  five calendar years from the date of the Event;

and only in respect of Shares which were available for purchase at the date of the Event in accordance with Section 11 hereof. The right of purchase Shares which have not yet become available for purchase pursuant to Section 11, shall cease immediately on the date of the Event.

16.  Change of Control

     If an offer is made to purchase outstanding voting shares of the Corporation and it is accepted by a sufficient number of holders of such shares to constitute the offeror a shareholder of the Corporation holding more than 50% of the outstanding voting shares or if there is a consolidation, merger or amalgamation of the Corporation with or into any other corporation whereby the voting shareholders of the Corporation immediately prior to the consolidation, merger or amalgamation receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, including a sale whereby all or substantially all of the Corporation's undertaking and assets have become the property of any other corporation, then a Participant shall be entitled to exercise such Option with respect to all of the Shares subject to the Option and not yet purchased thereunder.

17.  Transferability

     Options may be exercised only by the Participant and, upon the Participant's death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name or in his or her capacity as a legal representative.

18.  Termination of Plan

     The Board may terminate the Plan at any time in its discretion. If the Plan is so terminated, no further Options shall be granted but the Options then outstanding shall continue in full force and effect in accordance with the provisions of his Plan.

19.  Compliance with Statutes and Regulations

     The granting of Options and the sale and delivery of Shares under this Plan shall be carried out in compliance with applicable statutes and with the regulations of governmental authorities and applicable stock exchanges. If the Administrators determine in their discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Option or the issue or purchase of Shares under an Option, that Option may not be exercised in whole or in part unless that action shall have been completed in a manner satisfactory to the Administrators.

20.  Right to Employment

     Nothing contained in this Plan or in any Option granted under this Plan shall confer upon any person any right to continued employment with the Corporation or interfere in any way with the rights of the Corporation in connection with the employment or termination of employment of any such person.

21.  Governing Law

     The Plan, and determinations made and actions taken in connection with the Plan, shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.


     ADOPTED the 6th day of December, 1996.


                                        CO-STEEL INC.



                                        Per:  /s/
                                            -----------------------------------




                                        Per:  /s/
                                            -----------------------------------

                                   SCHEDULE 1

                                   AGREEMENT


     This Agreement is entered into this __________, day of __________________ 199__, between Co-Steel Inc. (the "Corporation") and _________________________
(the "Participant") pursuant to the stock option plan (the "Plan") implemented by the Corporation effective September 17th, 1986, as amended on December 6, 1996.

     Pursuant to the Plan and in consideration of $1.00 paid and services provided to the Corporation by the Participant, the Corporation agrees to grant options ("Options") and issue Common Shares (the "Shares") of the Corporation to the Participant in accordance with the terms of the Plan. The grant of the Option is confirmed by the Option Confirmation attached to this Agreement.

     The granting and exercise of the Option and the issue of Shares are subject to the terms and conditions of the Plan, all of which are incorporated into and form a part of this Agreement.

     This Agreement shall be binding upon and enure to the benefit of the Corporation, its successors and assigns and the Participant and the legal representatives of his or her estate and any other person who acquires the Participant's rights in respect of the Options by bequest or inheritance.

     By executing this Agreement, the Participant confirms and acknowledges that he or she has not been induced to enter into this Agreement or acquire any Option by expectation of employment or continued employment with the Corporation.

                                          CO-STEEL INC.


                                          Per:
                                               ---------------------------------
                                               Secretary


--------------------------------------    --------------------------------------
Witness                                   (Participant)

                                   SCHEDULE 2

                              OPTION CONFIRMATION


TO: ______________________________

     Pursuant to the Stock Option Plan (the "Plan") implemented by Co-Steel Inc. (the "Corporation") effective September 17th, 1986 as amended on December 6, 1996 and an agreement between the Corporation and the Participant dated ____________________, the Corporation confirms the grant to the Participant of an option (the "Option") to acquire Common Shares (the "Shares") of the Corporation at an exercise price of $____________ the Fair Market Value per share on _________________________.
               Date of Grant

     Subject to Section 15 of the Plan, the Option shall be exercisable until ____________________ and, of the Shares subject to the Option:

     Shares may be purchased at any time during the term of the Option on or after ____________________.

     The granting and exercise of this Option is subject to the terms and conditions of the Plan.


                                        CO-STEEL INC.


                                        Per:
                                             -----------------------------------
                                             Secretary

                                   SCHEDULE 3

                                    ELECTION



TO:  CO-STEEL INC.
     Attention:     The Secretary


     Pursuant to the stock option plan (the "Plan") of Co-Steel Inc. (the "Corporation"), the undersigned elects to purchase _______________ Common Shares (the "Shares") of the Corporation which are subject to an option granted on ______________________________ and enclose a cheque payable to the Corporation in the aggregate amount of $ __________ being $ __________ per Share.

     The undersigned request that the Shares be issued in his or her name as follows in accordance with the terms of the Plan:




             ______________________________________________________
             (Print Name as Name is to Appear on Share Certificate)




     The undersigned acknowledges that he or she has not been induced to purchase the Shares by expectation of employment or continued employment with the Corporation.


     DATED this ________ day of ___________________________ , 199__.









____________________________________       ____________________________________
Witness                                    (Participant)

                                 CO-STEEL INC.

                               STOCK OPTION PLAN

                     AMENDED AND RESTATED NOVEMBER 11, 1996

1.   Purpose

     The purpose of the stock option plan (the "Plan") is to advance the interests of Co-Steel Inc. (the "Corporation") and its shareholders by attracting and retaining highly qualified employees, by providing key employees of the Corporation, its subsidiaries and Gallatin Steel Company, the Corporation's joint venture, with a performance incentive for continued and improved service with the Corporation, the subsidiary or joint venture, as the case may be, and by enhancing such employees contribution to increased profits by encouraging capital accumulation and share ownership.

2.   Shares Subject to the Plan

     The Shares subject to the Plan shall be Common Shares (the "Shares") of the Corporation. The Shares for which options (the "Options") are granted shall be authorized but unissued Shares. The maximum aggregate number of Shares which may be issued under the Plan is limited to 3,041,335 Shares, subject to increase or decrease by reason of amalgamations, rights offerings, reclassification, consolidations or subdivisions, as provided in Section 14 hereof, of which an aggregate of 200,000 Shares may be issued to non-executive directors.

3.   Administration of the Plan

     The Plan shall be administered by the Board of Directors of the Corporation (the "Board") or any Committee of the Board as may be designated by the Board (the "Administrators"). The Administrators shall have the power and authority to:

     (a)  adopt rules and regulations for implementing the Plan;

     (b) determine the eligibility of persons to participate in the Plan, when Options to eligible persons shall be granted, the number of Shares subject to each Option and, subject to section 11 hereof, the vesting period for each Option;

     (c)  interpret and construe the provisions of the Plan;

     (d) subject to regulatory requirements, make exceptions to the Plan in circumstances which they determine to be exceptional;

     (e) delegate any or all of their power and authority under (a), (b), (c) and (d) above to such persons or groups of persons on such terms and on such conditions as the Administrators may in their discretion determine, and, without limiting the generality of the foregoing, such delegation(s) may be with respect to those aspects of the Plan relating to key employees in the direct operations of the Corporation, its divisions or its subsidiaries; and

     (f) take such other steps as they determine to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the ability to make such decision, approval or determination pursuant to (e) above shall be deemed to be a decision, approval or determination, as the case may be, of the Administrators.

4.   Eligible Persons

     Such full-time key employees of the Corporation, its subsidiaries or Gallatin Steel, a joint venture of the Corporation, as are designated by the Administrators and the non-executive directors of the Corporation shall be entitled to participate in the Plan (the "Participants").

5.   Fair Market Value

     The fair market value of the Shares subject to an Option ("Fair Market Value") shall be the closing price of the Shares on The Toronto Stock Exchange on the last trading day on which the Shares traded prior to the date on which an Option is granted provided that if no Shares traded in the five trading days prior to the date on which an Option is granted, the Fair Market Value shall be the average of the closing bid and ask prices on the last trading day prior to the date on which an Option is granted.

6.   Agreement

     All Options granted hereunder shall be evidenced by an agreement between the Corporation and the Participant substantially in the form of Schedule 1.

7.   Grant of Options

     Subject to Sections 2 and 8, the Administrators may, from time to time, grant Options to Participants to purchase that number of Shares that the Administrators, in their absolute discretion, determine.

8.   Limit on Shares Subject to Option

     No Participant shall at any time hold Options entitling him or her to acquire more than 2% of the aggregate number of Shares of the Corporation, on a non-diluted basis, outstanding from time to time.

9.   Exercise Price

     The exercise price per Share shall be the Fair Market Value.

10.  Term of Option

     No option shall be exercisable after 10 years from the date on which it is granted.

11.  Shares available for Purchase

     Subject to Section 15, the Shares subject to each Option shall become available for purchase by the Participant in such amounts and at such times as determined by the Administrators when the Option is granted.

12.  Option Confirmation

     Upon the grant of each Option, a stock option confirmation, substantially in the form of Schedule 2, shall be delivered by the Administrators to the Participant.

13.  Exercise of Option

     An Option may be exercised at any time, or from time to time, during its term as to any number of whole Shares which are then available for purchase; provided that no partial exercise may be for less than 10 whole Shares. A Participant electing to exercise an Option shall give written notice of the election to the Administrators, substantially in the form of Schedule 3, or in any other form acceptable to the Administrators. The aggregate amount to be paid for the Shares to be acquired pursuant to the exercise of an Option and the exercise price per Share shall accompany the written notice.

     Upon actual receipt by the Administrators of written notice and a cheque for the exercise price, the person exercising the Option shall be registered on the books of the Corporation as the holder of the appropriate number of Shares. No person shall enjoy any part of the rights or privileges of a holder of Shares subject to Options until that person becomes the holder of record to those Shares.

14.  Adjustment to Options

     Appropriate adjustments as regards Options granted or to be granted, in the number of Shares which are available for purchase and in the purchase price for such Shares under the Plan shall be made by the Administrators to give effect to the number of Shares of the Corporation resulting from rights offerings or subdivisions, consolidations or reclassifications of the Shares, the payment of stock dividends by the Corporation (other than dividends in the ordinary course) or other relevant changes in the capital stock of the Corporation.

15.  Termination of Employment

     In the event of voluntary or involuntary termination, retirement, leaving of employment because of disability, or the death of a Participant (the "Event"), the Option granted to such Participant may be exercised only before the earlier of,

     (a)  the termination of the Option; and

     (b)  five calendar years from the date of the Event;

and only in respect of Shares which were available for purchase at the date of the Event in accordance with Section 11 hereof. The right to purchase Shares which have not yet become available for purchase pursuant to Section 11, shall cease immediately on the date of the Event.

16.  Change of Control

     If an offer is made to purchase outstanding voting shares of the Corporation and it is accepted by a sufficient number of holders of such shares to constitute the offeror a shareholder of the Corporation holding more than 50% of the outstanding voting shares or if there is a consolidation, merger or amalgamation of the Corporation with or into any other corporation whereby the voting shareholders of the Corporation immediately prior to the consolidation, merger or amalgamation receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation, including a sale whereby all or substantially all of the Corporation's undertaking and assets have become the property of any other corporation, then a Participant shall be entitled to exercise such Option with respect to all of the Shares subject to the Option and not yet purchased thereunder.

17.  Transferability

     Options may be exercised only by the Participant and, upon the Participant's death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name or in his or her capacity as a legal representative.

18.  Termination of Plan

     The Board may terminate the Plan at any time in its discretion. If the Plan is so terminated, no further Options shall be granted but the Options then outstanding shall continue in full force and effect in accordance with the provisions of this Plan.

19.  Compliance with Statutes and Regulations

     The granting of Options and the sale and delivery of Shares under this Plan shall be carried out in compliance with applicable statutes and with the regulations of governmental authorities and applicable stock exchanges. If the Administrators determine in their discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Option or the issue or purchase of Shares under an Option, that Option may not be exercised in whole or in part unless that action shall have been completed in a manner satisfactory to the Administrators.

20.  Right to Employment

     Noting contained in this Plan or in any Option granted under this Plan shall confer upon any person any right to continued employment with the Corporation or interfere in any way with the rights of the Corporation in connection with the employment or termination of employment of any such person.


21.  Governing Law

     The Plan, and determinations made and actions taken in connection with the Plan, shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.


ADOPTED the 11th day of November, 1996.


                                            CO-STEEL INC.



                                            Per: (SIGNATURE)
                                                 -------------------------------



                                            Per: (SIGNATURE)
                                                 -------------------------------